Commitments and Contingencies	12 Months Ended
Oct. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	Commitments and Contingencies
Legal Proceedings
From time to time, in the ordinary course of business, the Company is subject to litigation and regulatory examinations as well as information gathering requests, inquiries and investigations. As of October 31, 2023 and 2022, there were no matters which would have a material impact on the Company’s financial results.

Purchase and Other Obligations
The Company enters into contracts in the normal course of business with CROs, CDMOs and other third-party vendors for nonclinical research studies and testing, clinical trials and testing and manufacturing services. Most contracts do not contain minimum purchase commitments and are cancellable by us upon written notice. Payments due upon cancellation consist of payments for services provided or expenses incurred, including those incurred by subcontractors of our suppliers.